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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12
CompuMed, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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COMPUMED, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 14, 2002

To the Stockholders of CompuMed, Inc.:

        Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of CompuMed, Inc., a Delaware corporation (the "Company"), will be held at the Four Points Sheraton Hotel located at 9750 Airport Boulevard, Los Angeles, California, 90045 on Friday, June 14, 2002, at 10:00 a.m., local time, for the following purposes:

  1.
  To elect four directors to serve until the next Annual Meeting of Stockholders and until successors have been elected and qualified.

  2.
  To approve the Company's 2002 Stock Option Plan.

  3.
  To ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the 2002 fiscal year.

  4.
  To act upon such other matters as may properly come before the Meeting or any and all adjournments thereof.

        Only stockholders of record at the close of business on April 30, 2002 shall be entitled to notice of and to vote at the Meeting or any and all adjournments thereof. Information concerning the matters to be acted upon at the Meeting is set forth in the accompanying Proxy Statement. All stockholders are cordially invited to attend the Meeting in person.

By order of the Board of Directors

Phuong Dang Secretary
May 3, 2002 Los Angeles, California

        WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING, PLEASE COMPLETE, SIGN AND PROMPTLY MAIL THE ENCLOSED PROXY. A RETURN ENVELOPE THAT REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES IS ENCLOSED FOR THAT PURPOSE.

COMPUMED, INC.
5777 W. Century Boulevard
Suite 1285
Los Angeles, CA 90045

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
June 14, 2002

GENERAL INFORMATION

        This Proxy Statement is furnished in connection with the solicitation by the Board of Directors and management of CompuMed, Inc. (the "Company"), a Delaware corporation, of proxies for use at the 2002 Annual Meeting of Stockholders of the Company (the "Meeting") to be held at the Four Points Sheraton Hotel located at 9750 Airport Boulevard, Los Angeles, California, 90045, on Friday, June 14, 2002, at 10:00 a.m., local time, and at any and all adjournments thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders ("Notice of Meeting").

        The cost of soliciting these Proxies, including the preparing, printing, handling, and mailing of the Proxy and related material, and reimbursing the actual expense incurred by brokerage houses, custodians, nominees and fiduciaries in forwarding proxy material to the beneficial owners of stock, will be paid by the Company. In order to assure that there is a quorum, certain officers, directors, regular employees and other representatives of the Company may solicit Proxies by telephone or telegraph or in person. These persons will receive no extra compensation for their services.

        This Proxy Statement, Notice of Meeting and accompanying Proxy are first being mailed to stockholders on or about May 7, 2002.

VOTING SECURITIES AND VOTE REQUIRED

        Only stockholders of record at the close of business on April 30, 2002 are entitled to notice of and to vote the shares of common stock, $.01 par value ("Common Stock"), Class A $3.50 Cumulative Convertible Preferred Stock, $.10 par value ("Class A Preferred Stock") and Class B $3.50 Convertible Preferred Stock, $.10 par value ("Class B Preferred Stock" and collectively with the Common Stock and the Class A Preferred Stock, the "Voting Stock"), of the Company held by them on such date at the Meeting or any and all adjournments thereof. As of April 30, 2002, 17,869,307 shares of Common Stock, 8,400 shares of Class A Preferred Stock and 300 shares of Class B Preferred Stock were issued and outstanding and there were 656 stockholders of record. There was no other class of voting securities outstanding on the record date. Each share of Voting Stock held by a stockholder entitles such stockholder to one vote on each matter that is voted upon at the Meeting or any adjournments thereof.

        The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Voting Stock is necessary to constitute a quorum at the Meeting. Assuming that a quorum is present, the affirmative vote of the holders of a majority of the shares of Voting Stock voting at the Meeting will be required to approve Proposal No. 2, regarding approval of the 2002 Stock Option Plan and Proposal No. 3, regarding the ratification of the appointment of auditors. The four nominees for director who receive the greatest number of votes cast will be elected directors of the Company. Proxy cards marked as withholding authority, as well as proxy cards containing abstentions and broker "non-votes" will be counted toward determining the presence of a quorum for the transaction of business. Abstentions may be specified on all proposals except the election of directors. A proxy card marked as withholding authority with respect to the election of directors will not be voted and will have no effect. With respect to proposals other than the election of directors, abstentions will have the effect of a negative vote. A broker "non-vote" will not be treated as present and entitled to vote on any particular proposal and, therefore, will have no effect on the outcome of any of the proposals.

        If the accompanying Proxy is properly signed and returned to the Company and not revoked, it will be voted in accordance with the instructions contained therein. Unless contrary instructions are given, the persons designated as proxy holders in the accompanying Proxy will vote "FOR" the Board of Directors' slate of nominees, and "FOR" approval of the 2002 Stock Option Plan, and "FOR" ratification of the appointment of Ernst & Young LLP as the Company's independent auditors for the 2002 fiscal year, and as recommended by the Board of Directors with regard to any other matters or if no such recommendation is given, in their own discretion.

        Each Proxy granted by a stockholder may be revoked by such stockholder at any time before it is exercised by (1) filing with the Secretary of the Company a revoking instrument, (2) delivering a duly executed Proxy bearing a later date, or (3) attending the Meeting and voting in person. Attendance at the Meeting will not, in itself, constitute revocation of the Proxy.

PROPOSAL 1
ELECTION OF DIRECTORS

        At the Meeting, four directors will be elected to serve until the next Meeting and until their successors are elected and qualified or until such director's earlier resignation or removal. The Board of Directors will vote all Proxies received by them for the nominees listed below. All of the nominees are presently serving as directors. In the event any nominee is unable to or declines to serve at the time of the Meeting, the Proxies will be voted for an alternative nominee who shall be designated by the present Board of Directors to fill the vacancy. As of the date of this Proxy Statement, the Board of Directors is not aware of any nominee who is unable or will decline to serve as a director.

        Effective April 30, 2002, Robert B. Goldberg stepped down as Chairman of the Board of Directors of the Company, a position he held since 1997, and Robert Stuckleman assumed his position. In addition, in connection with the expiration of his employment agreement with the Company on May 31, 2002, Herbert S. Lightstone is not standing for reelection. The Board of Directors and the Company are grateful for their past contributions and have formed a transition committee to consider possible candidates for Mr. Lightstone's replacement.

THE FOLLOWING ARE THE NOMINEES FOR ELECTION AS DIRECTORS:

Name	Position with Company	Year Became Director
John Minnick	Director	1985
John Romm, M.D.	Director	1997
Stuart Silverman, M.D.	Director	1999
Robert Stuckelman	Director	1973

BACKGROUND EXPERIENCE OF DIRECTORS

        Mr. Minnick, 53, is President of Minnick Capital Management, an investment management firm that he founded in 1972. Mr. Minnick is a member of the Kansas and Federal Bar. He has served as a director on other corporate and non-profit boards and is a member of the Association for Investment Management and Research (AIMR). Mr. Minnick is a graduate of Washburn University (BA) and the Washburn University School of Law (JD).

        Dr. Romm, 71, has practiced internal medicine and gastroenterology in private practice since 1962. He earned his MD at Wayne State College of Medicine and also holds a BS in biology. He is an associate professor of medicine at the University of California, Los Angeles and is an attending physician at Cedars-Sinai Medical Center.

        Dr. Silverman, 54, is the Medical Director of the Osteoporosis Medical Center in Beverly Hills, a nationally recognized clinical research center for osteoporosis, and is a Clinical Professor of Medicine at the UCLA School of Medicine. Dr. Silverman is a graduate of the John Hopkins University Medical School and earned his undergraduate degree from Princeton University Cum Laude in biology. He is an internationally recognized authority on osteoporosis and related fields and has been principal investigator for six research grants in the field of osteoporosis and has authored numerous published articles in the field.

        Mr. Stuckelman, 70, founded the Company in 1973 and served as its President until 1982. From 1982 through 1989, Mr. Stuckelman was a business consultant for small and medium size companies. In 1989, he rejoined the Company as President and Chief Executive Officer in which capacities he served until October 1994. Mr. Stuckelman has been a director of the Company since its incorporation. Since 1994, he has been President of Technical Management Consultants, which provides business consulting services to many companies. He holds an MSEE from the University of Southern California and a BEE from Cornell University.

        There are no family relationship among the directors or executive officers of the Company.

COMPENSATION OF DIRECTORS

        In connection with their services provided for the fiscal year ended September 30, 2001, directors of the Company were paid a retainer of $10,000 per annum, except the Chairman of the Board of Directors who was paid $14,500 per annum, plus a $750 fee for each Board meeting attended and a $750 fee for each committee meeting attended. Directors of the Company are eligible to receive options to purchase shares of Common Stock under our 1992 Stock Option Plan. All options are granted at the market value of the Common Stock on the date of grant and become exercisable in annual cumulative installments of 33 1/3%, commencing one year from the date of grant, with full vesting occurring on the third anniversary of the date of grant. On August 15, 2001, each director was granted options to purchase 100,000 shares of Common Stock, except the Chairman of the Board of Directors who was granted options to purchase 125,000 shares of Common Stock, at an exercise price of $0.14 per share.

        The Company has an agreement with Minnick Capital Management, whose President is John Minnick, for investment services pursuant to which the Company paid $9,344 in fiscal year 2001. The Company paid Osteoporosis Medical Center, whose Medical Director is Stuart Silverman, an advance of $14,000 for clinical trial services that have not yet been performed. In addition, in fiscal year 2001, the Company paid Goldberg Stillman Co. P.C., of which Robert Goldberg is a senior partner, $8,000 for accounting services.

BOARD MEETINGS AND COMMITTEES

        The Board of Directors of the Company held a total of three meetings during the fiscal year ended September 30, 2001. No director attended fewer than 75% of the aggregate of all meetings of the Board of Directors and the committees on which he served. The Board of Directors has an Audit Committee, a Compensation Committee and an Executive Committee. The Board of Directors as a whole operates as a nominating committee.

        The Audit Committee is primarily responsible for approving the services performed by the Company's independent auditors and reviewing reports of the Company's internal and external auditors regarding the Company's accounting practices and systems of internal accounting controls. Prior to April 30, 2002, the Audit Committee consisted of Mr. Goldberg and Mr. Stuckleman, both of whom are independent directors as defined by the listing standards of the New York Stock Exchange. Effective April 30, 2002, Mr. Goldberg resigned from the Committee and Mr. Minnick, who also complies with the New York Stock Exchange requirements for independence, was appointed to the Committee. The Audit Committee met once during the fiscal year ended September 30, 2001. Additional information about the Audit Committee is set forth in the "Report of the Audit Committee," included in this Proxy Statement. The Audit Committee is governed by a written Charter approved by the Board of Directors, a copy of which is included in Appendix A.

        The Compensation Committee reviews and approves the Company's compensation policy and has responsibility for administration of the Company's 1992 Stock Option Plan. This Committee currently consists of Mr. Minnick and Dr. Romm. The Compensation Committee met once during the fiscal year ended September 30, 2001.

        The Executive Committee is comprised of Mr. Minnick, Mr. Stuckelman, prior to April 30, 2002, Mr. Goldberg, and, prior to May 31, 2002, Mr. Lightstone. The Executive Committee met one time during the fiscal year ended September 30, 2001.

REPORT OF THE AUDIT COMMITTEE

        The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

        The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgements as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee has discussed with the independent auditors the auditors' independence from management and the Company including the matters int he written disclosures required by the Independence Standard Board and considered the compatibility of non-audit services with the auditors' independence.

        The Committee discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. The Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting. The Committee held one meeting during fiscal year 2001.

        In reliance on the reviews and discussions refereed to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-KSB for the year ended September 30, 2001 for filing with the Securities and Exchange Commission. The Committee and the Board have also recommended, subject to shareholder approval, the selection of the Company's independent auditors.

Robert Goldberg, Audit Committee Chair

Robert Stuckelman, Audit Committee Member

April 25, 2002

REPORT OF THE COMPENSATION COMMITTEE

General

        The Compensation Committee reviews and oversees the Company's stock option plan, evaluates performance and reviews compensation levels and other related matters for the Company's executive officers. When evaluating the performance of the Company's executives, the Compensation Committee reviews with the full Board of Directors in detail all aspects of their compensation.

        The Company's compensation policies are designed to attract, retain and motivate talented executives and to recognize and reward individual initiative and achievements. To this end, compensation is comprised of a combination of base salary, incentive bonuses and stock options. Cash compensation is intended to provide executives with a balance between compensation security and appropriate incentives to use their best efforts to cause the company to achieve and exceed its strategic objectives. Long term strategic and short term performance goals are considered in the granting of incentive bonuses and stock options.

Analysis of the Chief Executive Officer's Compensation

        In determining Mr. Lightstone's compensation for the last fiscal year, the Compensation Committee considered the terms of his employment agreement, the length of his service with the Company as President and Chief Executive Officer, the Company's financial performance during the preceding year, future objectives and challenges for the Company, and Mr. Lightstone's individual performance and contributions to the Company. In making its compensation decisions with respect to Mr. Lightstone, the Compensation Committee exercised its discretion and judgment based on the above factors, and no specific formula was applied to determine the weight of each factor. The Committee believes that the total fiscal year 2001 compensation payable to Mr. Lightstone is consistent with the Company's executive compensation policy described above.

John Minnick, Compensation Committee Member

John Romm, Compensation Committee Member

April 25, 2002

COMPENSATION OF EXECUTIVE OFFICERS

        The following table sets forth the compensation for the fiscal years ended September 30, 2001, 2000 and 1999 for the Company's chief executive officer (the "Named Executive Officer"). No other executive officers received compensation in excess of $100,000 in fiscal 2001.

		Annual Compensation					Long-Term Compensation
Name and Principal Position	Fiscal Year	Salary			Bonus		Securities Underlying Options	All Other Compensation
Herbert S. Lightstone President and Chief Executive Officer	2001 2000 1999	$ $	146,570 47,308 —	(1)	$ $	87,000 50,000 —	100,000 250,000 —	— — —

(1)
Mr. Lightstone joined the Company on June 1, 2000.

STOCK OPTION GRANTS IN LAST FISCAL YEAR

        The following table sets forth information concerning stock options granted during the fiscal year ended September 30, 2001, to the Named Executive Officer, and the potential realizable value of each grant:

	Individual Grants				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term ($)(1)
Name	Number of Securities Underlying Options Granted(2)	% of Total Options to Employees in Fiscal Year	Exercise Price ($/share)	Expiration Date	5%	10%
Herbert S. Lightstone	100,000	12%	$.14	2011	$700	$1,400

(1)
The potential realizable value is calculated based on the ten-year term of the option at the time of grant. Stock price appreciation of 5% and 10% is assumed according to rules promulgated by the Securities and Exchange Commission and does not represent the Company's prediction of the Company's stock price performance. The potential realizable value at 5% and 10% appreciation is calculated by assuming that the exercise price on the date of grant appreciates at the indicated rate for the entire term of the option and that the option is exercised at the exercise price and sold on the last day of its term at the appreciated price.

(2)
Options vest over a three year period.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR END OPTION VALUES

        The following table sets forth certain information regarding the exercise of stock options during the fiscal year ended September 30, 2001 and the fiscal year-end value of unexercised options for the Company's Named Executive Officer.

Name	Shares Acquired on Exercise	Value Realized	Number of Securities Underlying Unexercised Options at Fiscal Year End Exercisable/ Unexercisable	Value of Unexercised In-The-Money Options at Fiscal Year End Exercisable/ Unexercisable
Herbert S. Lightstone	0	$0	308,000 / 187,000	$0 / $0

(1)
Based upon the closing bid price of the Company's Common Stock as reported on the over the counter bulletin board on September 30, 2001 minus the respective option exercise prices.

EMPLOYMENT AGREEMENT

        The Company entered into an employment agreement with Herbert S. Lightstone, CEO and President commencing on May 31, 2000 and expiring May 31, 2002. That agreement provides for a base salary of $150,000 a year, a bonus of up to $150,000 a year and options to purchase up to 225,000 shares of common stock each year. In the event Mr. Lightstone's employment agreement is terminated by the Company without cause, or by Mr. Lightstone for good reason, he shall be entitled to receive all accrued compensation plus any bonus he would have otherwise received. The Company and Mr. Lightstone have announced that his employment agreement has not been renewed and will terminate on May 31, 2002.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

        The following table sets forth information certain concerning beneficial ownership of the Company's Common Stock as of April 15, 2002 by: (a) each person known by the Company to beneficially own more than 5% of the Company's outstanding common stock, (b) each director of the Company; (c) each executive officer named in the compensation table above; and (d) all executive officers and directors of the Company as a group. All of the directors and executive officers have sole voting and investment power over the shares of common stock listed or share voting and investment power with his spouse. No person is known by the Company to beneficially own more than 5% of, and no director or executive officer beneficially owns any shares of, the Class A Preferred Stock or Class B Preferred Stock.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership (2)	% of Class
Robert B. Goldberg	498,099	3%
Herbert S. Lightstone	361,667	2%
John Minnick	361,090	2%
John Romm, M.D.	151,667	1%
Stuart Silverman, M.D.	141,667	1%
Robert Stuckelman	373,964	2%
All officers and directors as a group (6 persons)	1,888,154	11%

(1)
The address of each beneficial owners is c/o CompuMed, Inc, 5777 West Century Boulevard Suite 1285, Los Angeles, CA 90045.

(2)
Includes options exercisable within sixty days of April 15, 2002 in the following amounts: Mr. Goldberg, 472,500 shares subject to non-qualified and qualified stock options, Mr. Lightstone, 361,667 shares subject to non-qualified stock options, Mr. Minnick, 291,805 shares subject to non-qualified stock options, Mr. Romm, 151,667 shares subject to non-qualified stock options, Mr. Silverman, 141,667 shares subject to non-qualified stock options, and Mr. Stuckleman, 219,449 shares subject to non-qualified stock options.

PROPOSAL 2

PROPOSAL TO APPROVE THE 2002 STOCK
OPTION PLAN

        On April 25, 2002, the Compensation Committee recommended that the Board of Directors adopt the CompuMed, Inc. 2002 Stock Option Plan (the "2002 Plan"). On April 25, 2002, the Board of Directors adopted the Plan and directed that the 2002 Plan be submitted for approval at the 2002 Annual Meeting of Stockholders. The 2002 Plan will become effective upon the affirmative vote of a majority of the votes cast by holders of the shares of our common stock voting in person or by proxy at the Annual Meeting.

        The purpose of the 2002 Plan is to advance the interests of the Company by attracting and retaining the services of officers, directors, employees and consultants. The 2002 Plan is intended to provide officers, directors, employees and consultants with an incentive and inducement to contribute fully to the further growth and development of the business of the Company.

SUMMARY DESCRIPTION OF THE 2002 PLAN

        The following summary of the 2002 Plan is qualified in its entirety by reference to the text of the 2002 Plan which is attached as Appendix B.

        The 2002 Plan provides for grants of incentive stock options and nonqualified stock options. Grants may be made to officers, directors, employees and consultants of our company or any of our subsidiaries. The 2002 Plan authorizes up to 2,500,000 shares of common stock for issuance and limits grants to any employee to no more than 250,000 shares in any one year period.     The 2002 Plan shall be administered by the Company's Compensation Committee, which selects the individuals to receive grants under the 2002 Plan and determines the terms and conditions of each grant including, without limitation, the number of shares, exercise or purchase price and vesting schedule of each award. Options granted to employees under the 2002 Plan generally will expire within 10 years after the date of grant. The exercise price of incentive options generally must be equal to 100% of the fair market value of our common stock on the date of grant. The exercise price of non-qualified stock options may be more or less than the fair market value of our common stock on the date of grant. Options are not transferable by the holder other than by will or applicable laws of descent or distribution. The Compensation Committee may amend or terminate the 2002 Plan at any time, subject to stockholder approval where required by applicable law, rule or regulation.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL OF THE 2002 STOCK OPTION PLAN.

PROPOSAL 3

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

        The Company has appointed Ernst & Young LLP as its independent auditors for the fiscal year ending September 30, 2002 and recommends that the stockholders vote for ratification of such selection. Ernst & Young LLP has served as the Company's independent auditors since 1981.

        Representatives of Ernst & Young LLP will be present at the Meeting to respond to appropriate questions and to make such statements as they may desire.

FEES PAID TO THE INDEPENDENT AUDITORS

        Audit Fees. Ernst & Young LLP billed the Company aggregate fees of $56,250 for professional services rendered for the audit of the Company's annual financial statements for fiscal year 2001 and for reviews of the financial statements included in the Company's quarterly reports on Form 10-QSB for the first three quarters of fiscal 2001.

        Financial Information Systems Design and Implementation. Ernst & Young LLP billed the Company aggregate fees of $0 for professional services rendered for various information system implementation projects in fiscal 2001.

        All Other Fees. Ernst & Young LLP billed the Company aggregate fees of $0 for other professional services rendered in fiscal 2001, including other consulting services.

        The Audit Committee of the Board has considered whether the provision by Ernst & Young LLP of the non-audit services listed above is compatible with maintaining Ernst & Young LLP's independence.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE 2002 FISCAL YEAR.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Based solely on a review of the Company's records, the Company believes that all of its directors, officers and greater than 10% beneficial owners have complied with all applicable filing requirements under Section 16 of the Securities Exchange Act of 1934, as amended.

ANNUAL REPORT

        All stockholders of record as of April 30, 2002 have or are currently being sent a copy of the Company's Annual Report for the fiscal year ended September 30, 2001 (the "Annual Report") which contains audited financial statements of the Company. The Annual Report is deemed to be part of the material for the solicitation of proxies.

        The Company will provide without charge to each beneficial holder of its common stock on April 30, 2002, on written request, a copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended September 30, 2001. Any such request should be made in writing to the Secretary, CompuMed, Inc., 5777 West Century Boulevard, Suite 1285, Los Angeles, California 90045.

STOCKHOLDER PROPOSALS FOR THE 2003 ANNUAL MEETING

        Stockholder proposals for inclusion in the Company's proxy materials relating to the 2003 Annual Meeting of Stockholders must be received by the Secretary of the Company no later than February 14, 2003. In addition, if the Company is not provided with written notice of a shareholder proposal on or before April 30, 2003, proxies solicited by the Board of Directors for the 2003 Annual Meeting of Stockholders will confer discretionary authority to vote on the stockholder proposal if presented at such Annual Meeting. Nothing in this paragraph shall require the Company to include in the proxy material for the 2003 Annual Meeting any stockholder proposal that does not meet the requirements for including proposals in effect at such time.

HOUSEHOLDING INFORMATION

        Some banks, brokers and other nominees are participating in the practice of "householding" proxy statements and annual reports. This means that beneficial holders of CompuMed Common Stock who share the same address or household may not receive separate copies of this Proxy Statement and the accompanying 2001 Annual Report. The Company will promptly deliver an additional copy of this Proxy Statement and the accompanying materials to a beneficial holder at a shared address upon written or oral request. A beneficial holder who wishes to receive a separate copy, or holders sharing an address who are currently receiving multiple copies and wish to receive a single copy of this or future proxy materials should submit a written request to the Secretary, CompuMed, Inc., 5777 W. Century Boulevard, Suite 1285, Los Angeles, CA 90045 or call 310-258-5000.

OTHER MATTERS

        As of the date of this Proxy Statement, the Company knows of no business that will be presented for consideration at the Meeting other than that which has been referred to above. As to other business, if any, that may come before the Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

By order of the Board of Directors

Phuong Dang Secretary
May 3, 2002

        STOCKHOLDERS ARE ASKED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE. YOUR PROMPT RESPONSE WILL BE GREATLY APPRECIATED

APPENDIX A

CompuMed, Inc.

Audit Committee Charter

Organization

        This charter governs the operations of the Audit Committee. The Committee shall review and reassess the charter at least annually. The Committee shall be appointed by the Board of Directors and shall comprise at least two directors, the majority of whom shall be independent of management and the Company. Members of the Committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company. At least one member shall have accounting or related financial management expertise. The Board of Directors may elect or appoint a Chair of the Audit Committee who will have authority to act on behalf of the Audit Committee between meetings.

Statement of Policy

        The Audit Committee shall provide assistance to the Board of Directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by management and the Board. In so doing, the Committee will endeavor to maintain free and open communication between the Committee, independent auditors, the internal auditors, and management of the Company. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel, or other experts for this purpose.

Responsibilities and Processes

        The primary responsibility of the Audit Committee is to oversee the Company's financial reporting process on behalf of the Board and report the results of their activities to the Board. The following shall be the principal recurring processes of the Audit Committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the Committee may supplement them as appropriate.

        The Committee shall ensure its receipt from the independent auditor of the written disclosure required by the Independence Standards Board and shall discuss with the auditors their independence from management and the Company, including those matters included in the written disclosure required by the Independence Standards Board, and shall consider the compatibility of nonaudit services with the auditors' independence.

        The Committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the Board and the Audit Committee, as representatives of the Company's shareholders. The Committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, recommend the replacement of the independent auditors.

        The Committee shall discuss with management, the internal auditors (if any), and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk, and legal and ethical compliance programs, including the Company's Code of Conduct.

A-1

        The Committee shall discuss with the independent auditors the overall scope and plans for their audit, including the adequacy of staffing and compensation.

        The Committee shall meet separately with the internal auditors and the independent auditors, with and without management present, to discuss the results of their examinations and will provide sufficient opportunity for the internal auditors and the independent auditors to meet privately with the members of the Committee.

        Annually, the Committee shall review and recommend to the Board the selection of the Company's independent auditors, subject to shareholders' approval.

        The Committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-KSB (or the annual report to shareholders if distributed prior to the filing of Form 10-KSB), including their judgment about the quality, not just the acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.

        The Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

        The committee shall make such other recommendations to the board on such matters, within the scope of its functions, as may come to its attention and which in its sole discretion it determines warrant consideration by the Board.

Limitations

        While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management is responsible for preparing the Company's financial statements and implementing internal controls, and the independent auditors are responsible for auditing those financial statements and monitoring the effectiveness of the internal controls. It is not the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor, or to assure compliance with laws and regulations and the Company's Code of Conduct. The Committee, in carrying out its responsibilities, believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances.

A-2

APPENDIX B

COMPUMED, INC.
2002 STOCK OPTION PLAN

        1)    Purpose of Plan. This 2002 Stock Option Plan (the "Plan") is designed to assist CompuMed, Inc. (the "Company") in attracting and retaining the services of employees, Eligible Directors (as hereinafter defined) and such independent consultants as may be designated, and to provide them with an incentive and inducement to contribute fully to the further growth and development of the business of the Company and its subsidiaries.

        2)    Legal Compliance. It is the intent of the Company that all options granted under the Plan shall be either "Incentive Stock Options" ("ISOs"), as such term is defined in Section 422 of the Internal Revenue Code of 1986, as the same may from time to time be amended ("Code"), or non-qualified stock options ("NQOs"); provided, however, ISOs shall be granted only to Employees (as hereinafter defined). An option shall be identified as an ISO or an NQO in writing in the document or documents evidencing the grant of the option. All options that are not so identified as ISOs are intended to be NQOs. It is the further intent of the Company that the Plan comply in all respects with the requirements of Rule 16b-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended ("Rule 16b-3"). To the extent that any aspect of the Plan or its administration shall at any time be viewed as inconsistent with the requirements of Rule 16b-3 or, in connection with ISOs, the Code, such aspect shall be deemed to be modified, deleted or changed as necessary to ensure continued compliance with such provisions.

        3)    Definitions. In addition to other definitions contained elsewhere in the Plan, as used in the following terms have the following meanings unless the context requires a different meaning:

          "Board" means the Board of Directors of the Company.

          "Committee" means the committee referred to in Section 5 hereof, provided that, if there is no such Committee, the term "Committee"shall refer to the Board.

          "Common Stock" means the Common Stock of the Company, par value $.01 per share.

          "Designated Beneficiary" means the person designated by an optionee to be entitled on his death to any remaining rights arising out of a Stock Option, such designation to be made in accordance with such regulations as the Committee or Board may establish.

          "Eligible Director" means (i) a Non-Employee Director as defined in Rule 16b-3(b)(3), or any successor provision promulgated under the Securities Exchange Act of 1934 and (ii) an Outside Director within the meaning of Section 162(m) of the Code, and the Treasury Regulations promulgated thereunder; provided, however, that clause (ii) shall apply only with respect to Stock Options that are intended to qualify as "performance-based compensation" exempt from the limitations contained in Section 162(m) of the Code.

          "Employee" means any person who is employed by the Company, or any Parent or Subsidiary, on a full-time or a part-time basis.

          "Fair Market Value" means the average of the high and low prices on the over-the-counter market on the last day on which the Company's shares of Common Stock were traded immediately preceding the date an option is granted pursuant to the Plan, as reported by the National Association of Security Dealers Automated Quotation System ("NASDAQ"), or NASDAQ's Successor, or if not reported on NASDAQ, the fair market value of such Common Stock as determined by the Committee or the Board in good faith and based on all relevant factors.

          "Mature Shares" means shares of Common Stock owned by an optionee that are not subject to any pledge or other security interest and have either been held by the optionee for six months, previously acquired by the optionee on the open market or meet such other requirements as the Committee may determine necessary in order to avoid an accounting earnings charge on account of the use of such shares to pay the purchase price for Stock Options or satisfy a withholding obligation in respect of a Stock Option.

          "Parent" means a corporation which is then a "parent corporation" of the Company within the meaning of Section 424(e) of the Code.

          "Stock Options" means any stock options granted to an optionee under the Plan.

          "Stock Option Agreement" means a stock option agreement entered into pursuant to the Plan.

          "Subsidiary" means any corporation which is then a "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Code.

          "Ten-Percent Shareholder" means an Employee who, at the time an ISO is granted to him, owns (within the meaning of Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of the Company, any Parent or any Subsidiary.

        4)    Stock Options: Stock Subject to Plan; Individual Limit. The stock to be issued upon exercise of Stock Options granted under the Plan shall consist of authorized but unissued shares, or of treasury shares, of Common Stock, as determined from time to time by the Board. The maximum number of shares for which Stock Options may be granted under the Plan is 2,500,000 shares, subject to adjustment as provided in Section 9 of the Plan, and such amount of shares shall be and hereby is reserved for sale for such purpose. No Employee shall be granted Stock Options with respect to more than 250,000 shares in any year. Any of such shares that remain unsold and which are not subject to outstanding Stock Options at the termination of the Plan shall cease to be reserved for purposes of the Plan. If any Stock Option granted under the Plan should expire or terminate for any reason whatsoever without having been exercised in full, the unpurchased shares shall become available for new options.

        5)    Administration.

          (a)  The Plan shall be administered by the Compensation Committee of the Board, each of the members of which will be an Eligible Director or, if such Compensation Committee is not appointed, then it shall be administered by the Board. Stock Options may be granted by the Board or the Compensation Committee. For purposes of the Plan, the Board or its appointed Compensation Committee shall be referred to as the "Committee." The Committee, if any, shall be appointed by the Board and shall consist of not less than two members. The Board shall establish the number of members to serve on the Committee, shall fill all vacancies or create new openings on the Committee, and may remove any member of the Committee at any time with or without cause. The Committee shall select its own chairman and shall adopt, alter or repeal such rules and procedures as it may deem proper and shall hold its meetings at such times and places as it may determine. The Committee shall keep minutes of its meetings and of actions taken by it without a meeting. A majority of the Committee present at any meeting at which a quorum is present, or acts approved in writing by all members of the Committee without a meeting, shall be the acts of the Committee.

          Members of the Board or Committee who are either eligible for Stock Options or have been granted Stock Options may vote on any matters affecting the administration of the Plan or the grant of any Stock Options pursuant to the Plan; provided that, no such member shall a ct upon the granting, amendment or modification of a Stock Option to himself, but any such member may be counted in determining the existence of a quorum at any meeting of the Board or the Committee during which action is taken with respect to the granting of a Stock Option to him.

          (b)  Unless otherwise determined by the Board, the Committee shall have full and final authority in its discretion, but subject to the express provisions of the Plan, to:

            i)    prescribe, amend and rescind rules and regulations relating to the Plan;

            ii)    interpret the Plan and the respective Stock Options;

            iii)  authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of a Stock Option previously granted by the Committee; and

            iv)  make all other determinations necessary or advisable for administering the Plan. All determinations and interpretations by the Committee or the Board shall be binding and conclusive upon all parties.

        No member of the Committee or the Board shall be liable for any action or determination made in good faith in respect of the Plan or any Stock Option granted under it.

          (c)  The provisions of this Section 5 shall survive any termination of the Plan.

        6)    Terms and Exercise of Stock Option.

          (a)  Term. Unless otherwise determined by the Committee, each Stock Option shall terminate no later than ten years (or such shorter term as may be fixed by the Committee) after the date on which it shall have been granted; provided, however, that no ISO granted to any Employee who is a Ten-Percent Shareholder shall be made exercisable after the expiration of five years from the date of grant. The date of termination pursuant to this paragraph is hereinafter referred to as the "termination date" of the option.

          (b)  Exercise Price. The price per share to be paid by the optionee at the time an ISO is exercised shall be determined by the Committee at the time the Stock Option is granted and shall not be less than one hundred percent (100%) of the Fair Market Value of one share of Common Stock on the date the Option is granted; provided, however, that no ISO may be granted under the Plan to any Employee who is a Ten-Percent Shareholder, unless the exercise price of such ISO is not less than one hundred and ten percent (110%) of the Fair Market Value on the date of grant. The price per share to be paid by the optionee at the time an NQO is exercised shall be determined by the Committee at the time the Stock Option is granted and shall not be less than eighty-five percent (85%) of the Fair Market Value of one share of Common Stock on the date the NQO is granted; provided, however, that the exercise price of any NQO that is intended to be treated as performance-related compensation for purposes of Section 162(m) of the Code shall not be less than one hundred percent (100%) of the Fair Market Value on the date of grant.

          (c)  Vesting. Stock Options shall be exercisable at such time or times and in such installments, if any, as the Committee may determine. In the event any Stock Option is exercisable in installments, any shares which may be purchased during any year or other period which are not purchased during such year or other period may be purchased at any time or from time to time during any subsequent year or period during the term of the Stock Option unless otherwise provided in the Stock Option Agreement.

          (d)  Procedure for Exercise. A Stock Option shall be exercised by written notice to the Secretary or Treasurer of the Company at its then principal office. The notice shall specify the number of shares as to which the Stock Option is being exercised and shall be accompanied by payment in full of the purchase price for such shares; provided, however, that an optionee at his or her discretion may, in lieu of cash payment to the Company, deliver Mature Shares, valued at Fair Market Value on the date of delivery, as payment for the exercise of any Stock Option or request that the Company withhold, from the number of shares of Common Stock that may otherwise be obtained upon the exercise of the Stock Option, that number of shares having an aggregate Fair Market Value equal to the Stock Option exercise price. In the event a Stock Option is being exercised, in whole or in part pursuant to this subsection (c) by any person other than the optionee, a notice of election shall be accompanied by proof satisfactory to the Company of the rights of such person to exercise said Stock Option. In the event an optionee elects to deliver Mature Shares or to request that Common Stock be withheld in accordance with this subsection (c), upon exercise of a Stock Option granted hereunder, the Company shall be entitled to require as a condition thereto that the optionee remit an amount which the Company deems sufficient to satisfy all federal, state and other governmental withholding tax requirements related thereto. The Company shall have the right, in lieu of or in addition to the foregoing to withhold such sums from compensation otherwise due to the optionee.

          The Company shall not be required to issue any fractional shares upon exercise of any Stock Option and shall not be required to pay to the person exercising the Stock Option the cash equivalent of any fractional share interest unless so determined by the Committee.

        7)    Other Stock Option Terms and Conditions.

          (a)  Stock Options Not Transferable. Except as expressly permitted by the Committee, no Stock Option or interest or right therein or part thereof shall be transferred, pledged, encumbered assigned or otherwise disposed of by the optionee otherwise than by will or by the laws of descent and distribution, provided that, the Committee, in its discretion, may include appropriate provisions in any Stock Option Agreement permitting transfers for estate planning purposes. During the lifetime of the optionee the Stock Option shall be exercisable only by such optionee, by the optionee's legal representative or by a transferee permitted under the terms of the grant of the Stock Option.

          (b)  Termination of Employment. (i) Unless otherwise determined by the Committee, in the event an optionee who is an Employee ceases to be employed by the Company at any time for any reason (excluding disability or death), the optionee's option and all rights thereunder shall be exercisable by the optionee at any time within three months thereafter to the extent such option was exercisable at the time of such termination, but in no event later than the termination date of the optionee's Stock Option.

            (ii)  Unless otherwise determined by the Committee, in the event an optionee who is an Employee becomes permanently and totally disabled (within the meaning of Section 105(d)(4), or any successor section, of the Code while employed), the optionee's Stock Option and all rights thereunder shall be exercisable by the optionee (or the optionee's legal representative) to the extent such option was exercisable at the time of such termination, at any time within six months of termination of employment, but in no event later than the termination date of the optionee's Stock Option.

            (iii)  Unless otherwise determined by the Committee, if an optionee shall die while in the employ of the Company the optionee's Stock Option may be exercised by the optionee's designated beneficiary or beneficiaries (or if none have been effectively designated, by the optionee's executor, administrator or the person to whom the optionee's rights under the optionee's Stock Option shall pass by will or by the laws of descent and distribution) to the extent such option was exercisable at the time of such termination, at any time within six months after the date of death, but in no event later than the termination date of the optionee's Stock Option.

          (c)  Termination of Directorship. (i) In the event an Eligible Director ceases to serve as a member of the Board at any time for any reason other than death, his Stock Options and all rights thereunder shall be exercisable by him at any time within one year thereafter, to the extent such Stock Options were exercisable at the time of such termination, but in no event later than the termination date of any such Stock Option.

            (ii)  If an Eligible Director shall die while serving as a director of the Company, his Stock Options may be exercised by his Designated Beneficiary or beneficiaries (or, if none have been effectively designated, by his executor, administrator or the person to whom his rights under his Stock Option shall pass by his will or by the laws of descent and distribution) to the extent such Stock Options were exercisable at the time of such termination, at any time within one year after the date of his death, but not later than the termination date of such Stock Options.

          (d)  Termination of Consultant. In the event an optionee who is an independent consultant ceases to perform services for the Company for any reason, such optionee's Stock Options and all rights thereunder shall terminate immediately, unless otherwise provided in the applicable Stock Option Agreement pursuant to which such Stock Option was granted.

          (e)  No Right to Continued Status as Employee, Director or Consultant. Nothing in the Plan or in any Stock Option Agreement shall confer on any optionee any right to continue in the employ of the Company, as a member of the Board or as a consultant, or prevent or interfere in any way with the right of the Company to terminate such optionee's status as such, with or without cause.

          (f)    Stock Option Agreement. Each Stock Option granted pursuant to the Plan shall be evidenced by a written Stock Option Agreement duly executed by the Company and the optionee, in such form and containing such provisions as the Committee may from time to time authorize or approve.

          (g)  No Rights as Shareholder. An optionee shall not, by virtue of the granting of a Stock Option, be entitled to any rights of a shareholder in the Company and such optionee shall not be considered a record holder of shares purchased by him or her until the date on which he or she shall actually be recorded as the holder of such shares upon the stock records of the Company.

        8)    Ceiling on ISO Grants. The aggregate Fair Market Value (determined at the time any ISO is granted) of the Common Stock with respect to which an optionee's ISO, together with incentive stock options granted under any other plan of the Company, any Parent or any Subsidiary, are exercisable for the first time by such optionee during any calendar year shall not exceed $100,000. If an optionee holds such incentive stock options that become first exercisable (including as a result of acceleration of exercisability under the Plan) in any one year for shares having a Fair Market Value at the date of grant in excess of $100,000, then the most recently granted of such ISOs, to the extent that they are exercisable for shares having an aggregate Fair Market Value in excess of such limit, shall be deemed to be NQOs.

        9)    Extraordinary Corporate Transactions; Adjustment for Recapitalizations, Mergers, etc; Changes in Capital Stature.

          (a)  If the Company is dissolved or liquidated, or is merged or consolidated into or with another corporation, other than by a merger or consolidation in which the Company is the surviving corporation, the then exercisable but unexercised Stock Options granted under the Plan shall not be exercisable after the date of such dissolution, liquidation, merger or consolidation, unless such other surviving corporation makes provision for adoption of the Plan and the assumption of the Company's obligations thereunder.

        Notwithstanding any provision of this Plan, the Committee is authorized to take such action as it determines to be necessary or advisable, and fair and equitable to optionees, with respect to Stock Options held by optionees in the event of a sale or transfer of all or substantially all of the Company's assets, or merger or consolidation (other than a merger or consolidation in which the Company is the surviving corporation and no shares are converted into or exchanged for securities, cash or any other thing of value). Such action may include (but is not limited to) the following:

            (i)    Accelerating the exercisability of any Stock Option to permit its exercise in full during such period as the Committee in its sole discretion shall prescribe following the public announcement or a sale or transfer of assets or merger or consolidation.

            (ii)  permitting an optionee, at any time during such period as the Committee in its sole discretion shall prescribe following the consummation of such a merger consolidation or sale or transfer of assets, to surrender any Stock Option (or any portion thereof) to the Company for cancellation.

            (iii)  Requiring any Optionee, at any time following the consummation of such a merger, consolidation or sale or transfer of assets, if required by the terms of the agreements relating thereto, to surrender any Stock Option (or any portion thereof) to the Company in return for a substitute Stock Option which is issued by the corporation surviving such merger or consolidation or the Committee, in its sole discretion, determines to have a value to the Optionee substantially equivalent to the value to the optionee of the Stock Option (or portion thereof) so surrendered.

        Subject to any action which the Committee may take pursuant to the provisions of this subsection (a) and subsection (b) below, in the event of any merger, consolidation or sale or transfer of assets referred to in this subsection (a) or subsection (b), upon any exercise thereafter of a Stock Option, an optionee shall, at no additional cost other than payment of the exercise price of the Option, be entitled to receive in lieu of shares, (A) the number and class of shares or other security, or (B) the amount of cash, or (C) property, or (D) a combination of the foregoing, to which the optionee would have been entitled pursuant to the terms of such merger, consolidation or sale or transfer of assets, if immediately prior thereto the optionee has been the holder of record of the number of shares for which such Stock Option shall be so exercised.

          (b)  The existence of outstanding Stock Options shall not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalization, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issuance of Common Stock or subscription rights thereto, or any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise; provided, however, that if the outstanding shares of Common Stock of the Company shall at any time be changed or exchanged by declaration of a stock dividend, stock split, combination of shares, or recapitalization, the number and kind of shares subject to the Plan or subject to any Stock Options theretofore granted, and the exercise prices, shall be appropriately and equitably adjusted so as to maintain the proportionate number of shares without changing the aggregate exercise price.

        10)  Amendment and Termination; Cancellation and Reissuance.

          (a)  Unless the Plan shall have been otherwise terminated as provided herein, it shall terminate on, and no Stock Option shall be granted hereunder, after the tenth anniversary of the adoption of the Plan by the Board. The Board may at any time prior to that date alter, suspend or terminate the Plan as it may deem advisable, except that it may not without further shareholder approval (i) increase the maximum number of shares subject to the Plan (except for changes pursuant to Section 9); (ii) permit the grant of Stock Options to anyone other than the Employees, Eligible Directors and consultants; (iii) change the manner of determining the minimum stock exercise prices (except for changes pursuant to Section 9); or (iv) extend the period during which Stock Options may be granted or exercised. Except as otherwise hereinafter provided, no alteration, suspension or termination of the Plan may, without the consent of the optionee to whom any Stock Option shall have theretofore been granted (or the person or persons entitled to exercise such Stock Option under the Plan), terminate such optionee's Stock Option or adversely affect such optionee's rights thereunder.

          (b)  The Committee may, at its sole discretion, subject to the provisions of the Plan, cancel outstanding one or more Stock Options and issue replacement Stock Options under the Plan under terms and at exercise prices it deems beneficial to the Company and the optionees, to further the purposes of the Plan. Notwithstanding the foregoing, no Stock Options may be canceled, or otherwise amended or modified without the written consent of the optionee.

        11)  Indemnification. Any member of the Committee or the Board who is made, or threatened to be made, a party to any action or proceeding, whether civil or criminal, by reason of the fact that such person is or was a member of the Committee or the Board insofar as it relates to the Plan shall be indemnified by the Company, and the Company may advance such person's related expenses, to the full extent permitted by law and/or the Certificate of Incorporation or By-laws of the Company.

        12)  Effective Date of the Plan. The Plan shall become effective on the date of adoption by the Board, provided, however, that the Plan shall be subject to approval by the affirmative vote of the holders of a majority of the votes cast at a meeting of shareholders on or before December 31, 2002. If any Stock Options are granted hereunder prior to approval by the shareholders and such approval does not occur, such Stock Options shall be deemed null and void ab initio.

        13)  Expenses. Except as otherwise provided herein for the payment of federal, state and other governmental taxes, the Company shall pay all fees and expenses incurred in connection with the Plan and the issuance of the stock hereunder.

        14)  Government Regulations, Registrations and Listing of Stock.

          (a)  The Plan, and the grant and exercise of Stock Options thereunder, and the Company's obligation to sell and deliver stock under such Stock Options shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any regulatory or governmental agency as may, in the opinion of the Company, be necessary or appropriate. The Company shall not be required to issue or deliver any certificates for shares of Common Stock prior to the completion of any registration or qualification of such shares under any federal or state law, or any ruling or regulation of any governmental body which the Company shall, in its sole discretion, determine to be necessary or advisable.

          (b)  The Company may in its discretion require, whether or not a registration statement under the Securities Act of 1933 and the applicable rules and regulations thereunder (collectively the "Act") is then in effect with respect to shares issuable upon exercise of any Stock Option or the offer and sale of such shares is exempt from the registration provisions of such Act, that as a condition precedent to the exercise of any Stock Option the person exercising the Stock Option give to the Company a written representation and undertaking satisfactory in form and substance to the Company that such person is acquiring the shares for such person's own account for investment and not with a view to the distribution or resale thereof and otherwise establish to the Company's satisfaction that the offer or sale of the shares issuable upon exercise of the Stock Option will not constitute or result in any breach or violation of the Act or any similar act or statute or law or regulation in the event that a registration statement under the Act is not then effective with respect to the Common Shares issued upon the exercise of such Stock Option; the Company may place upon any stock certificate appropriate legends referring to the restrictions on disposition under the Act.

          (c)  In the event the class of shares issuable upon the exercise of any Stock Option is listed on any national securities exchange or NASDAQ, the Company shall not be required to issue or achieve any certificate for shares upon the exercise of any Stock Option, or to the listing of the shares so issuable on such national securities exchange or NASDAQ and prior to the registration of the same under the Securities Exchange Act of 1934 or any similar act or statute.

P R O X Y	COMPUMED, INC. ANNUAL MEETING OF STOCKHOLDERS JUNE 14, 2002 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned stockholder of COMPUMED, INC., a Delaware corporation (the "Company"), acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, dated May 3, 2002, and hereby constitutes and appoints ROBERT STUCKELMAN or PHUONG DANG, or either of them acting singly in the absence of the other, with the power of substitution in either of them, the proxies of the undersigned to vote all shares of Voting Stock of the Company which the undersigned would be entitled to vote at the Annual Meeting of Stockholders, and at any adjournment or adjournments thereof, hereby revoking any proxy or proxies heretofore given and ratifying and confirming all that said proxies may do or cause to be done by virtue thereof with respect to the following matters:

(Continued on reverse side)

PLEASE DETACH HERE
/*\You Must Detach This Portion of the Proxy Card/*\
Before Returning it in the Enclosed Envelope

1.
The election of four directors nominated by the Board of Directors:
☐	FOR all nominees listed below (except as indicated)	☐	WITHHOLD AUTHORITY to vote for all nominees listed below

John Minnick, John Romm, M.D., Stuart Silverman, M.D. and Robert Stuckelman

(INSTRUCTION: To withhold authority to vote for any individual nominee or nominees write such nominee's or nominees' name in the space provided below)

2. The adoption of the 2002 Stock Option Plan:

	☐	FOR	☐	AGAINST	☐	ABSTAIN
3. The ratification of the appointment of Ernst & Young LLP as the Company's independent auditors for the 2002 fiscal year.

	☐	FOR	☐	AGAINST	☐	ABSTAIN
4. Other matters as may properly come before the meeting or any and all adjournments thereof.

This Proxy, when properly executed, will be voted as directed. If no direction is indicated, this Proxy will be voted FOR each of the above proposals.

Dated:	, 2002

(L.S.)
(L.S.)

Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as it appears hereon. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed by an authorized officer and the corporate seal affixed. No postage is required if returned in the enclosed envelope and mailed in the United States.
PLEASE SIGN, DATE AND MAIL THIS PROXY IMMEDIATELY IN THE ENCLOSED ENVELOPE.

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COMPUMED, INC. NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 14, 2002
PROXY STATEMENT ANNUAL MEETING OF STOCKHOLDERS June 14, 2002
GENERAL INFORMATION
VOTING SECURITIES AND VOTE REQUIRED
PROPOSAL 1 ELECTION OF DIRECTORS
BACKGROUND EXPERIENCE OF DIRECTORS
COMPENSATION OF DIRECTORS
BOARD MEETINGS AND COMMITTEES
REPORT OF THE AUDIT COMMITTEE
REPORT OF THE COMPENSATION COMMITTEE
COMPENSATION OF EXECUTIVE OFFICERS
STOCK OPTION GRANTS IN LAST FISCAL YEAR
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION VALUES
EMPLOYMENT AGREEMENT
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
PROPOSAL 2 PROPOSAL TO APPROVE THE 2002 STOCK OPTION PLAN
PROPOSAL 3 RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
FEES PAID TO THE INDEPENDENT AUDITORS
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
ANNUAL REPORT
STOCKHOLDER PROPOSALS FOR THE 2003 ANNUAL MEETING
HOUSEHOLDING INFORMATION
OTHER MATTERS
APPENDIX A CompuMed, Inc. Audit Committee Charter
APPENDIX B COMPUMED, INC. 2002 STOCK OPTION PLAN